UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐      Preliminary proxy statement.
☐      Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).
☐      Definitive proxy statement.
☑      Definitive additional materials.
☐      Soliciting material under Rule 14a-12.
Commission File No. 001-15019
PEPSIAMERICAS, INC.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of filing fee (Check the appropriate box):
☑      No fee required.
☐      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

☐      Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

  Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on April 24, 2008.
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
The following materials are available for view:
Notice and Proxy Statement / Annual Report to Shareholders
To view this material, have the 12-digit Control #(s) (located on the following page) available and visit: www.proxyvote.com

If you want to receive a paper or e-mail copy of these documents you must request one. There is no charge to you for requesting a copy. Please make the request for a copy as instructed below on or before April 16, 2008 to facilitate timely delivery.
To request material:          Internet: www.proxyvote.com          Telephone: 1-800-579-1639     **Email: sendmaterial@proxyvote.com
**If requesting material by e-mail please send a blank e-mail with the 12-digit Control # (located on the following page) in the subject line.
Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

PEPSIAMERICAS, INC.
4000 DAIN RAUSCHER PLAZA
60 SOUTH SIXTH STREET
MINNEAPOLIS, MN 55402

1-BROADRIDGEXXXXXXXXXXXXXXXXXXXXXXXXXX40
2-FINANCIAL SOLUTIONSXXXXXXXXXXXXXXXXXX40
3-ATTENTION:XXXXXXXXXXXXXXXXXXXXXXXXXX40
4-TEST PRINT
5-51 MERCEDES WAY
6-EDGEWOOD,
7-NY
8-11717

PEPSIAMERICAS, INC.
Vote In Person
At the meeting you will need to request a ballot to vote these shares.
Vote By Internet
To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions up until 11:59 P.M. Central Daylight Time the day before the meeting date. Have your notice in hand when you access the web site and follow the instructions.

P99999-010
12 15
# OF #

Meeting Location
The PepsiAmericas, Inc. Annual Shareholder Meeting is to be held on April 24, 2008 at 10:30 a.m., local time
at:    Four Seasons Hotel
        120 East Delaware Place
        Chicago, Illinois 60611

O’Hare International Airport
Instructions
•	Take I-90 East to 90 East/Chicago Loop

•	Stay on 90 East until the Ohio Street exit (#50-B)

•	Drive six blocks and turn left onto Dearborn Street

•	Follow Dearborn Street for approximately 1 mile (1.5 kilometres), or 8 blocks, to Delaware Place

•	Turn right onto Delaware Place

•	The Hotel is two and a half blocks down on the left
Midway Airport
Instructions
•	From the airport exit, turn left (north) onto Cicero Avenue

•	Go about 1.5 miles (2.5 kilometres) to I-55 North (Stevenson Expressway)

•	Take I-55 North to 90/94 West (Dan Ryan Expressway)

•	Take 90/94 West to the Ohio Street exit (#50-B)

•	Drive six blocks and turn left onto Dearborn Street

•	Follow Dearborn Street for approximately 1 mile (1.5 kilometres), or 8 blocks, to Delaware Place

•	Turn right onto Delaware Place

•	The Hotel is two and a half blocks down on the left

THIS AREA RESERVED FOR LANGUAGE PERTAINING TO HOUSEHOLDING IF APPLICABLE.

Voting items
The Board of Directors Recommends a Vote
FOR Proposals 1 and 2.

1. Election of directors:

1a. Herbert M. Baum	1f. Jarobin Gilbert, Jr.

1b. Richard G. Cline	1g. James R. Kackley

1c. Michael J. Corliss	1h. Matthew M. McKenna

1d. Pierre S. du Pont	1i. Robert C. Pohlad

1e. Archie R. Dykes	1j. Deborah E. Powell

2. Ratification of Appointment of Independent Registered Public Accountants.